As filed with the Securities and Exchange Commission on February 28, 2002


                                                        REGISTRATION NO. 2-83397
                                        INVESTMENT COMPANY ACT FILE NO. 811-1436

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    / X /

      Pre-Effective Amendment No.  _____                                   /   /


      Post-Effective Amendment No.    30                                   / X /


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            / X /

                        Amendment No. ____                                 / X /


                           Capstone Series Fund, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



                5847 San Felipe, Suite 4100, Houston, Texas 77057
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number, Including Area Code (713) 260-9000

                             Allan S. Mostoff, Esq.
                                     Dechert
                              1775 Eye Street, N.W.
                              Washington, DC 20006
                     ---------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


      /   / immediately upon filing pursuant to paragraph (b).
      / X / on February 28, 2002 pursuant to paragraph (b).
      /   / 60 days after filing pursuant to paragraph (a)(i).
      /   / on (date) pursuant to paragraph (a)(i).
      /   /  75 days after filing pursuant to paragraph (a)(ii).
      /   / on ________________ pursuant to paragraph (a)(ii) of Rule 485

                              CAPSTONE GROWTH FUND
                    (a Series of capstone Series Fund, Inc.)


             Investing in stocks for long-term capital appreciation




                                   Prospectus
                                February 28, 2002




    The Securities and Exchange Commission does not approve or disapprove the information in this Prospectus, and does not determine whether this information is accurate or complete. It is a criminal offense to state otherwise.

                                TABLE OF CONTENTS


                                                                            Page
The Fund..................................................................
Fee Table.................................................................
Management................................................................
Buying and Selling Fund Shares............................................
Dividends, Distributions and Taxes........................................
Financial Highlights......................................................
How To Get More Information...............................................

THE FUND

     The Fund's Investment Objective and Principal Investment Strategies Capstone Growth Fund ("Fund") seeks to provide long-term capital appreciation. It invests primarily in common stocks of companies that represent a broad spectrum of the economy. The Fund may also buy convertible and preferred securities and shares of other investment companies. Although most of its investments will generally be in U.S. issuers, the Fund may invest in foreign securities.

     The Fund's investment approach is to invest in companies whose valuations are attractive in relation to broad market averages and the company's own growth rate. In selecting stocks for consideration, the Adviser reviews historical performance and expected earnings growth, as well as recent relative performance. For companies that rate favorably on those tests, the Adviser performs a fundamental analysis. This analysis may involve evaluating the company's industry, reviewing comments of securities analysts and press reports, and interviewing company management. Finally, in selecting securities for investment, the Adviser considers their impact on the Fund's overall risk and return profile. When securities held by the Fund are reviewed according to these standards and no longer rank favorably relative to other potential investments, they may be considered for possible sale.

     The Fund has authority to invest in securities of the U.S. Government, its agencies and instrumentalities and in other debt securities that are rated at least A by Moody's Investors Service (Moody's) or Standard & Poor's Corporation (S&P) or deemed of comparable quality by the investment adviser. The Fund may invest without limit in these instruments as a temporary defensive measure under unusual market conditions, which can cause the Fund to fail to meet its investment objective during such periods and to lose benefits when the market begins to improve. (If these securities are downgraded, the adviser has the discretion to hold or sell them.) The Fund may also use futures and options to hedge its portfolio, and it may hedge its foreign securities purchases with forward foreign currency exchange contracts.

Principal Risks

     The Fund's investments will fluctuate in price. This means that Fund share prices will go up and down, and an investor can lose money. Moreover, from time to time, the Fund's performance may be better or worse than funds with similar investment policies. Its performance is also likely to differ from that of funds that use different strategies for selecting stocks.

     Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate -- at times dramatically -- in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment. Despite these risks, stocks have historically tended to out-perform other types of securities over the longer term.

     Investments in fixed income securities also entail risk. The values of these securities will tend to fluctuate inversely with changes in interest rates. Changes in the financial strength of the issuer, or its creditworthiness, can also affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both stock and fixed income securities, also entail, to some extent, the risks of each.

     The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. Moreover, they can also cause the Fund to lose money or fail to get the benefit of a gain. Among other things, these negative effects can occur if the market moves in a direction that the Fund's investment adviser does not expect or if the Fund cannot close out its position in a hedging instrument. The Fund's investments in foreign securities also involve higher costs and some risks that are different from its investments in U.S. securities. These different risks come from differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as from fluctuations in currency values. Further, there is often more limited information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest.

     The Fund's investments in other investment companies involve additional expenses because Fund shareholders will indirectly bear a portion of the expenses of such companies, including operating costs and administrative and advisory fees. These expenses are in addition to similar expenses of the Fund that shareholders bear directly.

Past Performance

     The following two tables illustrate the Fund's past performance. The first table provides some indication of the risks of an investment in the Fund by showing how the Fund's returns have varied from year to year. The second shows how the Fund has performed on a cumulative basis for the past ten years in comparison to the S&P 500 Index, which is a broad measure of the performance of the U.S. stock market. Each table assumes that dividends and distributions paid by the Fund have been reinvested at net asset value in additional Fund shares. You should remember that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


[Bar Chart to be inserted showing the following data:]

Year-by-year total return as of 12/31 each year (%).


               12/31/92             0.84%
               12/31/93             6.11%
               12/31/94            (7.77%)
               12/31/95            29.20%
               12/31/96            17.23%
               12/31/97            28.74%
               12/31/98            23.32%
               12/31/99            22.95%
               12/31/00            (9.10%)
               12/31/01           (13.20%)

               Best Quarter - 4th Quarter 1998       22.00%
               Worst Quarter - 3rd Quarter 2001     (15.45%)

                          AVERAGE ANNUAL TOTAL RETURNS

For the period ended 12/31/01

                                                5 Years      10 Years
                                              (or Life of   (or Life of
                                 1 Year         Fund)         Fund)
                                 ------         -------     --------

Return Before Taxes             (13.20%)         9.02%        8.69%

Return After Taxes on           (13.18%)         6.45%        5.91%
Distributions

Return After Taxes on           ( 7.99%)         6.74%        6.11%
Distributions and Sale of
Fund Shares
_______________________________________________________________________________
S&P 500 Index                   (11.88%)        10.70%       12.94%


(A) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

(B) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts:

"In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period."


Fees and Expenses of the Fund

     This table describes the fees and expenses you will pay if you invest in the Fund. As you can see, the Fund has no fees that are charged directly to shareholders. Shareholders do, however, bear indirectly a portion of the Fund's annual operating expenses.

                                    FEE TABLE

Shareholder Fees (fees paid directly from your investment)

Maximum front-end sales charge                        None
Maximum deferred sales charge                         None
Maximum sales charge on reinvested dividends and      None
distributions
Redemption fee                                        None
Exchange fee                                          None
Maximum account fee                                   None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


Investment Advisory Fees                 0.71%
12b-1 Fees*                              0.25%
Other Expenses**                         0.31%
Total Annual Fund Operating Expenses     1.27%


* The Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.25% of its average net assets each year for distribution costs. These fees are an ongoing charge to the Fund and therefore are an indirect expense to you. Over time these fees may cost you more than other types of sales charge.

** "Other expenses" include such expenses as custody, transfer agent, legal, accounting and registration fees.

Example

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment returns 5% each year, and that the Fund's operating expenses remain at a constant percentage. Because these assumptions may vary from your actual experience, your actual return and expenses may be different.


1 Year               3 Years             5 Years             10 Years
------               -------             -------             --------
 $129                 $403                $697               $1,534


                                   MANAGEMENT

The Adviser

The Fund's investment adviser is Capstone Asset Management Company (CAMCO), 5847 San Felipe, Suite 4100, Houston, Texas 77057. CAMCO provides continuous investment management and administration services for the Fund. CAMCO also provides investment advisory and/or administrative services to several other mutual funds and provides investment advice to pension and profit sharing accounts, corporations and individuals. Total assets under management are about $2.7 billion.

CAMCO receives advisory fees from the Fund which are based on the Fund's net assets. For its fiscal year ended October 31, 2001, the Fund paid CAMCO fees equal to 0.71% of the Fund's average net assets.

Portfolio Manager

The Fund's portfolio manager is Dan E. Watson. Mr. Watson is one of the Adviser's co-founders. He is the Adviser's Chief Investment Officer and Senior Equity Portfolio Manager and serves on both the investment and client service teams. Mr. Watson began his career with Texas Commerce Bank, and joined Tenneco, Inc. in 1977, where he subsequently served as Assistant to the Chairman of the Board. Mr. Watson helped form Tenneco Financial Services, the Adviser's predecessor, in 1981 and served as its President. Mr. Watson received his Bachelor's Degree from Baylor University (magna cum laude), Masters Degrees from Baylor and Rice Universities, and a PhD from Rice University.

                         BUYING AND SELLING FUND SHARES

Share Price:
                    The purchase and redemption price of Fund shares is the Fund's net asset value (NAV) per share next determined after your order is received. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time, and reflects the Fund's aggregate assets less its liabilities. The Fund's exchange-traded securities are valued at their market value at that time (certain derivatives are priced at 4:15 Eastern time). Prices for debt securities may be obtained from pricing services, except that short-term debt securities are valued at amortized cost. If market value quotations are not readily available for an investment, the investment will be valued at fair value as determined in good faith by the Fund's Board of Directors. Among the circumstances that may require the Board to fair value a security would be a significant event occurring after the close of trading for that security but before the Fund calculates its NAV. NAV is not calculated on days the New York Stock Exchange is closed.


                    For investments in securities traded on foreign exchanges that close prior to the time at which a Fund's net asset value is determined, the calculation of net asset value does not take place contemporaneously with the determination of the prices of those securities. If an event were to occur after the value of a Fund investment was so established but before the Fund's net asset value per share is determined that is likely materially to change the Fund's net asset value, the Fund instrument would be valued using fair value considerations established by the Board of Trustees.


Minimum Investment:

                    The minimum initial investment in the Fund is $200, except for continuous investment plans which have a $25 minimum. There is no minimum for subsequent purchases, except for continuous investment plans and telephone purchases. The
                    minimum  subsequent   telephone  purchase  is  $1,000.



Share Certificates:

                    The Fund will not issue share certificates.

Telephone Transactions:

                    Unless declined on the investment application, the Fund is authorized to accept orders for additional purchases, redemptions and exchanges by phone. You will be liable for any fraudulent order as long as the Fund has taken reasonable steps to assure the order was proper. Also note that during unusual market conditions, you may experience delays in placing telephone orders. In the event, you should try one of the alternative procedures described below.


Frequent Transactions:

                    The Fund reserves the right to limit additional purchase and exchange transactions by any investor who makes frequent purchases, redemptions or exchanges that the Adviser believes might harm the Fund. In general, more than one transaction per month may be viewed as excessive.

                    PURCHASING FUND SHARES

     You may use any of the following methods to purchase Fund shares.

     Through Authorized Dealers

          You may place your order through any dealer authorized to take orders for the Fund. If the order is received by the authorized dealer by 4:00 p.m. Eastern time, it will be priced at the NAV per share for the applicable class of shares on that day. Later orders will receive the NAV per share next determined. It is the dealer's responsibility to transmit orders timely.


      Through the Distributor

          You may place orders directly with the Fund's distributor by mailing a completed investment application with a check or other negotiable bank draft payable to Capstone Growth Fund to the Transfer Agent.


                  The Transfer Agent's address is:

                  Capstone Growth Fund
                  c/o InCap Service Company
                  555 North Lane, Suite 6160
                  Conshohocken, Pennsylvania 19428
                  1-800-695-3208



          Remember to make your check for at least any applicable minimum noted above. Payment for all orders must be received by the Transfer Agent within three business days after the order was placed or you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the shareholder's address of record.



     Investing By Wire

          You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. You should be aware that your bank may charge a fee for this service.

          For an initial investment by wire, you must first call 1-800-845-2340 to be assigned a Fund account number. Ask your bank to wire the amount of your investment to:

                  Fifth Third Bank, ABA #042000314
                  For: InCap Service Company
                  Account #992-68559
                  Further credit Capstone Growth Fund


          Note that the wire must include: your name and address, your Fund account number, and your social security or tax identification number. You must follow up your wire with a completed Investment Application. An application is obtained by calling 1-800-262-6631. Mail the application to the Transfer Agent's address (see above, under "Distributor").


          Subsequent investments may also be made by wire at any time by following the above procedures. The wire must include your name and your Fund account number.

     Telephone Investment

          After  you  have  opened  your  account,   you  may  make   additional
          investments unless declined on the Investment Application by calling the Transfer Agent at 1-800-695-3208.

          The minimum telephone purchase for individual shares is $1000, and the maximum is five times the NAV of your shares held, and paid for on the day preceding your order.

          Your telephone purchase will be priced at the NAV next determined after your call. Payment for your order must be received within three business days. Mail your payment to the Transfer Agent's address (see above). If your payment is not received within three business days, you will be liable for any losses caused by your purchase.


     Automated Clearing House ("ACH") Investment

          You may make subsequent investments through ACH to Fifth/Third Bank by selecting this option on the Investment Application.


     Pre-Authorized Investment

          After opening an account with at least the minimum investment, you may arrange to make regular monthly investments of at least $25 automatically from your bank checking account by completing the Pre-Authorized Payment section of the Investment Application.

                             REDEEMING FUND SHARES


     You may redeem your Fund shares on any business day using one of the following procedures:

               Through Authorized Dealers. You must request redemption through any broker-dealer authorized to take orders for the Fund. If you place your order with an authorized dealer by 4:00 p.m. Eastern standard time it will be priced at the NAV per share on that day. The Fund does not charge a fee for these redemptions, but a dealer may impose a charge for this service. Redemption proceeds will be paid within three days after the Transfer Agent receives a redemption order in proper form.

               Through the Distributor. You may redeem your Fund shares by writing to the Transfer Agent's address (see "Purchasing Fund Shares." above). You will generally receive a check for your redemption amount within a week. The Fund does not charge any fee for redemptions. If you request the proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

          o you want the proceeds to be mailed to a different address or to be paid to someone other than the record owner; or

          o    you want to transfer ownership of the shares.

               Signature guarantee: A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

               Redemption of Shares Purchased by Check. Redemptions of amounts purchased by check may be withheld until the purchase check has cleared which may take up to 15 days from the purchase date.


Expedited Redemption

     If you want to redeem at least $1,000 of Fund shares and have not declined expedited redemption on the Investment Application currently on file with the Transfer Agent, you may request that your redemption proceeds be mailed or wired to a commercial bank that you previously designated on the Investment Application by calling the Transfer Agent at 1-800-695-3208. Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Fund's cash reserves. The Fund does not impose a fee for this service, but it (and the service providers) reserves the right to modify or not to offer this service in the future. They will attempt to give shareholders reasonable notice of any change.

Automated Clearing House ("ACH") Redemption

     You may make redemptions through ACH from Fifth/Third Bank by selecting this option on the Investment Application.

Systematic Withdrawal

     You may arrange for periodic withdrawals of $50 or more if you have invested at least $5000 in the Fund. Your withdrawls under this plan may be monthly, quarterly, semi-annually or annually. If you elect this plan, you must elect to have all your dividends and distributions reinvested in shares of the Fund.

     Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from the Fund and may be a return of capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawls, and the yield and share price of the Fund, which can be expected to fluctuate.

     You may terminate your plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Fund and there is no direct charge to you.

Redemption in Kind:

     If you request a redemption in excess of $1 million, the Fund reserves the right to pay any portion of the redemption proceeds in securities from the Fund's portfolio rather than in cash, in accordance with applicable legal requirements. In this case, you will bear any brokerage costs imposed when you sell those securities.

Redemption Suspensions or Delays

     Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

Exchanging Fund Shares

     You may exchange your shares of the Fund shares for another Capstone Fund at a price based on their respective NAVs. There is no sales charge or other fee. Please read the information in the prospectus concerning the Fund into which you wish to exchange. Your exchange must satisfy the applicable minimum investment and other requirements for the class of shares of the Fund into which you wish to exchange. The Fund into which you are exchanging must be available for sale in your state, and the exchange privilege may be amended or terminated upon 60 days' notice to shareholders.

You may place an exchange order by:

          o    mailing your exchange order to the Transfer Agent's address.

          o telephoning 1-800-695-3208 (only if you have not declined telephone exchanges on the Investment Application). Telephone exchange orders may be place from 9:30 a.m. to 4:00 p.m. Eastern time on any business day.

     Remember that your exchange is a sale of your shares, with possible tax consequences. See "Dividends, Distributions and Taxes."


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

     The Fund expects to pay dividends from its net income and distributions from its net realized capital gains at least annually, generally in November. Normally, income dividends and capital gains distributions on your Fund shares will be paid in additional shares of the Fund, with no sales charge. However, on your Investment Application, you may elect one of the following other options:

Option 1 To have income dividends paid in cash and capital gains distributions paid in additional Fund shares.

Option 2 To have both income dividends and capital gains distributions paid to you in cash.

     There is no sales charge or other fee for either option. If you select Option 1 or Option 2 and the checks sent to you cannot be delivered or remain uncashed for six months, the aggregate amount of those checks will be invested in additional Fund shares for your account at the then current NAV, and all your future dividends and distributions will be paid in Fund shares. Tax Treatment of Dividends, Distributions and Redemptions

     You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell
(redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

     The Fund will let you know each year which amounts of your dividend and distribution payments are to be taxed as ordinary income and which are treated as long-term capital gain. The tax treatment of these amounts does not depend on how long you have held your Fund shares or on whether you receive payments in cash or additional shares.

     The tax treatment of any gain or loss you realize when you sell or exchange Fund shares will depend on how long you held the shares.

     You should  consult your tax adviser about any special  circumstances  that
could  affect  the  federal,   state  and  local  tax  treatment  of  your  Fund
distributions and transactions.


                              FINANCIAL HIGHLIGHTS


     The following table is intended to help you understand the Fund's financial performance for the past five years. The "Per Share Data" reflects financial results for a single Fund share. The "Total Return" numbers represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 has been audited by Briggs, Bunting & Dougherty, LLP whose report, along with the Fund's financial statements, are included in the Fund's Annual Report for the fiscal year ended October 31, 2001, which is available on request.


                                                                                YEARS ENDED OCTOBER 31,
                                                            ---------------------------------------------------
                                                             2001       2000        1999        1998       1997
                                                            ------     ------      ------      ------     ------

PER SHARE DATA
--------------

Net asset value at beginning of period.......................$ 18.11    $ 18.46     $ 15.18    $ 16.76     $ 15.56

Income (loss) from investment operations:
     Net investment income (loss)............................   0.01      (0.01)       0.02       0.12        0.16
     Net realized and unrealized gain (loss).................  (4.34)      0.97        4.04       2.11        3.55
                                                             -------    -------     -------     -------    -------
     Total income (loss) from investment operations............(4.33)      0.96       4.06        2.23        3.71
                                                             -------    -------     -------     -------    -------

Less distributions from:
     Net investment income...................................   ---       (0.02)      (0.12)     (0.16)      (0.22)
     Net realized gains......................................  (1.70)     (1.29)      (0.66)     (3.65)      (2.29)
                                                              -------    -------     -------    -------     -------
    Total distributions.....................................   (1.70)     (1.31)      (0.78)     (3.81)      (2.51)
                                                              -------    -------     -------    -------     -------

Net asset value at end of period............................. $12.08    $ 18.11     $ 18.46    $ 15.18     $ 16.76
                                                              ======    =======     =======    =======     ========

TOTAL RETURN (%) ............................................ (25.73)%     5.40%      27.77%     15.51%      26.91%
                                                              =======    =======     =======    =======     =======

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets at end of period (in thousands).................. $58,841    $84,560      $86,234    $71,539     $69,609

Ratio of total expenses to average net assets................   1.27%      1.18%       1.18%      1.27%       1.25%

Ratio of net investment income to average net assets.........   0.08%     (0.07)%      0.11%      0.81%       0.99%

Portfolio turnover rate......................................     58%        55%         70%        93%        229%

---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                           HOW TO GET MORE INFORMATION

Further information about the Fund is contained in:

      o the Statement of Additional Information (SAI). The SAI contains more detail about some of the matters discussed in the Prospectus. The SAI is incorporated into the Prospectus by reference.

      o Annual and Semi-Annual Reports about the Fund describe its performance and list its portfolio securities. They also include a letter from Fund management describing the Fund's strategies and discussing market conditions and trends and their implications for the Fund.

     You may obtain free copies of the SAI or reports, or other information about the Fund or your account, by calling 1-800-262-6631.

     You may also get copies of the SAI, reports and other information directly the Securities and Exchange Commission (SEC) by:

      o visiting the SEC's public reference room. (Call 1-202-942-8090 for information.)

      o sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by e-mail request to: publicinfo@sec.gov

      o     visiting the SEC's website - http://www.sec.gov

     The Fund's Investment Company Act File Number with the SEC is: 811-1436.

                              CAPSTONE GROWTH FUND
                    (a Series of Capstone Series fund, Inc.)


                       STATEMENT OF ADDITIONAL INFORMATION


                                February 28, 2002



     This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus dated February 28, 2002. A Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.

     The report of Independent Accountants and financial statements of the Fund included in its Annual Report for the period ended October 31, 2001 ("Annual Report") is incorporated herein by reference to such Report. Copies of such Annual Report are available without charge upon request by writing to the Fund at 5847 San Felipe, Suite 4100, Houston, Texas 77057 or by calling toll free 1-800-262-6631.


     The financial statements in the Annual Report incorporated by reference into this Statement of Additional Information have been audited by Briggs, Bunting & Doughtery, LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                                TABLE OF CONTENTS



                                                                            Page
General Information.......................................................
Investment Policies and Restrictions......................................
Risk Factors..............................................................
Performance Information...................................................
Directors and Executive Officers..........................................
Investment Adviser........................................................
Distributor...............................................................
Portfolio Transactions and Brokerage......................................
Personal Trading Policies.................................................
Determination of Net Asset Value..........................................
How to Buy and Redeem Shares..............................................
Dividends and Distributions...............................................
Taxes.....................................................................
Control Persons and Principal Holders of Securities.......................
Other Information.........................................................
Financial Statements......................................................

GENERAL INFORMATION

     The Fund is an "open-end diversified management company" under the Investment Company Act of 1940. It was incorporated in New Jersey in 1952 and commenced business shortly thereafter. On February 28, 1967, it was merged into a Pennsylvania corporation and operated under the laws of that state until May 11, 1992 when it was reorganized as a Maryland corporation and its name changed from U.S. Trend Fund, Inc. to Capstone U.S. Trend Fund, Inc. Effective September 6, 1994 the Fund's name was changed to Capstone Growth Fund, Inc. This change was approved by stockholders at a meeting held August 25, 1994. On January 22, 2002, the name of the corporate entity was changed to Capstone Series Fund, Inc. ("Company") and the Fund was redesignated Capstone Growth Fund. The Fund is now one of the Company's two series of shares. (The second series is designated Capstone Employee Stock Ownership Fund.)


      The Fund is a member of a group of investment companies sponsored by Capstone Asset Management Company (the "Adviser"), which provides investment advisory and administrative services to the Fund. The Adviser and Capstone Asset Planning Company (the "Distributor") are wholly-owned subsidiaries of Capstone Financial Services, Inc.

INVESTMENT POLICIES AND RESTRICTIONS

      U.S. Government Securities. Securities of the U.S. Government, its agencies and instrumentalities include instruments backed by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds and obligations of the Government National Mortgage Association. Other such instruments, including obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury. Still others, such as obligations of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain of the agency's obligations or, in the case of agencies such as the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the issuing agency. For investments not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. For temporary defensive purposes, the Fund may invest to an unlimited extent in securities of the U.S. Government, its agencies and instrumentalities.


     Corporate Debt Securities Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) that meet the Fund's quality standards. The Fund will not invest in corporate debt securities that, at the time of investment, are rated below A by S&P or Moody's, or if not rated, are determined by the Adviser and Administrator to be below such quality.

      Options and Futures. The Fund may employ special investment practices as a hedge against changes in the value of securities held in the Fund's portfolio or securities it intends to purchase.

     The Fund may purchase put and call options on stock and stock indexes for hedging purposes. The Fund will not purchase a call or put option if as a result the premium paid for the option together with premiums paid for all other stock options and options on stock indexes then held by the Fund exceed 2% of the Fund's total net assets.

      A call option gives the purchaser of the option, in return for premium paid, the right to buy the underlying security at a specified price at any point during the term of the option. A put option gives the purchaser the right to sell the underlying security at the exercise price during the option period. In the case of an option on a stock index, the option holder has the right to obtain, upon exercise of the option, a cash settlement based on the difference between the exercise price and the value of the underlying stock index.

      The purchase of put and call options does involve certain risks. Through investment in options, the Fund can profit from favorable movements in the price of an underlying stock to a greater extent than if the Fund purchased the stock directly. However, if the stock does not move in the anticipated direction during the term of the option in an amount greater than the premium paid for the option, the Fund may lose a greater percentage of its investment than if the transaction were effected in the stock directly.

      Generally, transactions in stock index options pose the same type of risks as do transactions in stock options. Price movements in securities which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option which may not completely offset movements in the price of such securities.

      The Fund may also (i) invest up to 5% of its total assets in stock index futures contracts and options on stock index futures and (ii) engage in margin transactions with respect to such investments.

      A stock index futures contract is an agreement under which two parties agree to take or make delivery of an amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the Fund enters into a stock index futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the stock index fluctuates, the Fund may be required to make additional margin deposits, known as "variation margin," to cover any additional obligation it may have under the contract.

      Options on stock index futures contracts are similar to options on stocks except that an option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration, the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

      The Fund will not leverage its portfolio by purchasing an amount of contracts that would increase its exposure to stock market movements beyond the exposure of a portfolio that was 100% invested in common stocks. The Fund will not enter into transactions in futures contracts and options on such contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open futures contracts and premiums paid for options, exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options on such contracts to the extent that its outstanding obligations under these contracts would exceed 20% of the Fund's total assets.

      Successful use by the Fund of stock index futures contracts is subject to certain special risk considerations. A liquid index futures market may not be available when the Fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the securities in the Fund's portfolio. Successful use of stock index futures contracts and options on such contracts is further dependent on the Adviser's ability to predict correctly movements in the direction of the stock markets, and no assurance can be given that its judgment in this respect will be correct. Risks in the purchase and sale of stock index futures contracts are discussed further in the Statement of Additional Information.

      Foreign Securities. Investment in foreign securities entails certain special cost and risks. Although the Fund does not expect to invest extensively in foreign securities, stockholders should be aware that such investments often involve higher brokerage and custody costs, currency conversion costs and longer settlement time. Other special factors regarding foreign investing include thinner and more volatile trading markets; less extensive information about securities, markets and issuers; lower levels of government regulation;
difficulties in enforcing obligations; different accounting standards; fluctuations in values of foreign currencies against the U.S. dollar; and the risk of negative government actions such as expropriation, nationalization, imposition of withholding, confiscatory or other taxes, currency blockages or restrictions on transfer.

      Forward Foreign Currency Exchange Transactions. The Fund may enter into forward currency exchange contracts in an attempt to hedge against adverse movements in the relationship exchange between the U.S. dollar and the currencies in which any non-U.S. investments are denominated or between two foreign currencies. The Fund may enter into this type of contract with respect to a specific transaction or as a hedge for the Fund's portfolio positions. These contracts involve an obligation to purchase or sell a specific currency at a specified future date at a specified price. These contracts are traded in the interbank market conducted between currency traders (generally large commercial banks) and their customers. Although the Fund would enter into such a contract to minimize the risk of loss due to adverse currency fluctuations, such a contract may also limit the extent to which the Fund could gain from positive fluctuations. There can be no assurance that these activities will be successful in protecting the fund against negative effects of currency fluctuation.

      Securities of Other Investment Companies. The Fund may invest in securities issued by the other investment companies. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders.

                             INVESTMENT RESTRICTIONS

      The Fund has adopted certain investment restrictions which, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the Fund's outstanding voting shares. Such majority is defined by the Investment Company Act of 1940 as the lesser of (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions, which are designed to enhance the realization of the Fund's investment objective, provide, among other things, that the Fund may not:

     1. Engage in margin transactions or short sales, except that the Fund may engage in margin transactions with respect to transactions in stock index futures contracts and options on stock index futures.

     2. Invest more than 5% of the value of its total assets (at time of investment) in the securities of any one issuer except the United States Government and its instrumentalities.

     3.   Invest  in  companies  for  the  purpose  of  exercising   control  of
          management.

     4. Borrow any amount in excess of 5% of the value of its total assets less all liabilities not represented by senior securities at the time the loan is made, or amounts in excess of 10% of the gross assets of the Fund taken at cost, whichever is less, and provided further that any such borrowings shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Normally the Fund will borrow only to permit timely payment for shares liquidated by stockholders for which it does not have ready funds to make payment. While authorized to borrow, the Fund has never done so and has no plans to do so.

     5. Invest in securities of companies having a record of less than three years continuous operation, if such purchase at the time would cause more than 5% of the total assets to be invested in the securities of such company or companies.

     6. Purchase or retain securities of a company, if those officers or directors of the Fund or the Adviser who individually own beneficially more than 1/2 of 1% of the shares or securities of such company together own beneficially more than 5% of the shares or securities of such company.

     7. Invest in commodities or commodity contracts except that the Fund may enter into stock index futures contracts and options on stock index futures contracts to the extent that, (a) immediately thereafter, the sum of its initial margin deposits on such open contracts and premiums paid for options on such futures contracts does not exceed 5% of the market value of the Fund's total assets and (b) its outstanding obligations under such contracts and options does not exceed 20% of the Fund's total assets.

     8. Invest in real estate, or other interests in real estate which are not readily marketable.

     9. Underwrite securities issued by others, or invest in any securities it could not freely sell to the public without registration under the Securities Act of 1933, as amended, except that the Fund may invest up to 10% of its assets in securities which have not been registered under the Securities Act of 1933, as amended.

     10. Purchase the securities of any one issuer if such purchase would cause more than 10% of any class of outstanding securities, including outstanding voting securities, of such issuer to be held by the Fund.
     11. Lend any part of its assets apart from the purchase of portions of issues of publicly distributed bonds, debentures, notes and other evidences of indebtedness and privately distributed debt obligations of publicly owned companies.

     12.  Issue warrants or options for the acquisition of Fund shares.

     13. Pledge or otherwise encumber any of its assets to an extent greater than 15% of the gross assets of the Fund taken at cost. (In order to comply with Illinois law, management has decided to follow a more restrictive policy for the present time. Accordingly, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of the offering price of the Fund's shares, except as permitted in transactions in options and futures.)

     14. Invest 25% or more of the value of its total assets in a particular industry.

     15. The Fund will not invest in oil, gas or other mineral exploration or development programs (although the Fund is not prohibited from investing in issuers that own or invest in such investors).

     16. Invest in securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition, or reorganization, and (b) the Fund may invest up to 10% of its total assets in shares of other investment companies.

      Any  investment   restriction  which  involves  a  maximum  percentage  of
securities or assets shall not be considered to be violated unless an excess over the percentage occurs as a result of an acquisition of securities.

      The portfolio securities of the Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. The turnover rate of the Fund's portfolio was 58% for the fiscal year ended October 31, 2001 and 55% for the fiscal year ended October 31, 2000.


RISK FACTORS

Stock Index Futures and Related Options

      The Fund may engage in transactions in options on stock and stock indices, and stock index futures and options on such futures as a hedge against changes in the value of securities held in the Fund's portfolio or securities it intends to purchase.

      To protect the value of its portfolio against declining stock prices, the Fund may purchase put options on stock indices. To protect against an increase in the value of securities that it wants to purchase, the Fund may purchase call options on stock indices. A stock index (such as the S&P 500) assigns relative values to the common stocks included in the index and the index fluctuates with the changes in the market values of the common stocks so included. Options on stock indices are similar to options on stock except that, rather than giving the purchaser the right to take delivery of stock at a specified price, an option on a stock index gives the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss with respect to options on stock indices depends on price movements in the stock market generally rather than price movements in individual stocks.

      The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

      Because the value of a stock index option depends upon movements in the level of the stock index rather than the price of a particular stock, whether a fund will realize a gain or loss on the purchase of a put or call option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of both put and call options on stock indices will be subject to the Adviser's ability to accurately predict movements in the direction of the stock market generally or of a particular industry. In cases where the Adviser's prediction proves to be inaccurate, the Fund will lose the premium paid to purchase the option and it will have failed to realize any gain.

      In addition, the Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the option. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the index.

      A stock index futures contract is a bilateral agreement to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the futures contract price. The value of a unit is the current value of the stock index. For example, the Standard & Poor's Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index Futures were $150, one contract would be worth $75,000 (500 units X $150). Stock index futures contracts specify that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of a contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units X gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units X loss of $4).

      Options on stock index futures contracts are similar to options on stocks except that an option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

      Successful use of stock index futures contracts and options on such contracts is subject to the Adviser's ability to predict correctly movements in the direction of the stock markets. No assurance can be given that the Adviser's judgement in this respect will be correct. Additionally, the correlation between movements in the price of futures contracts or options on futures contracts and movements in prices of securities being hedged or used for cover is not perfect.

      The Fund will purchase and sell stock index futures contracts and will purchase put and call options on stock index futures contracts only as a hedge against changes in the value of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of the risks inherent in the ongoing management of the Fund. Generally, the Fund may hedge its securities portfolio against a period of market decline by selling stock index futures contracts or by purchasing puts on stock index futures contracts for the purpose of protecting its portfolio against such decline. Conversely, the Fund may purchase stock index futures contracts or call options thereon as a means of protecting against an increase in the prices of securities which the Fund intends to purchase. The Fund will not engage in transactions in stock index futures contracts or options on such contracts for speculation and will not write options on stock index futures contracts.

      When purchasing stock index futures contracts, the Fund will be required to post a small initial margin deposit, held by the Fund's custodian in the name of the futures broker selected by the Fund; the remaining portion of the contracts' value will be retained in short-term investments in order to meet variation margin requirements or net redemptions. In the event of net redemptions, the Fund would close out open futures contracts and meet redemptions with cash realized from liquidating short-term investments.

      The Fund will not leverage its portfolio by purchasing an amount of contracts that would increase its exposure to stock market movements beyond the exposure of a portfolio that was 100% invested in common stocks.

      The Fund will not enter into transactions involving futures contracts and options on futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open futures contracts and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options on futures contracts to the extent that its outstanding obligations under these contracts and options would exceed 20% of the Fund's total assets.

      Stock index futures contracts by their terms settle at settlement date on a cash basis. In most cases, however, the contracts are "closed out" before the settlement date. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or selling a previously purchased contract) in an identical contract to terminate the position.

      Positions in stock index futures contracts may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specified time. Thus, it may not be possible to close out a futures position, which could have an adverse impact on the cash position of the Fund, and which could possibly force the sale of portfolio securities at a time when it may be disadvantageous to do so. In the opinion of the Fund's management, the risk that the Fund will be unable to close out a futures contract will be minimized by entering only into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and to the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to an investor. Because the Fund will only engage in futures strategies for hedging purposes, the Fund's management does not believe that the Fund will be subject to the risks of substantial loss that may be associated with futures transactions.

Foreign Securities

      Although the Fund expects to invest principally in securities of U.S. issuers, it may invest in U.S. dollar- or foreign currency-denominated foreign equity and debt securities traded in the United States or in foreign markets. Investments in securities of foreign issuers involve certain costs, risks and considerations not typically associated with investments in U.S. issuers. These include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities, and dividends and interest payable on those securities, may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and less liquidity. Additional costs associated with an investment in foreign securities may include higher custodial fees and transaction costs than are typical of U.S. investments, as well as currency conversion costs. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's objective may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

      The Fund's investments may include securities represented by European Depositary Receipts ("EDRs") and American Depositary Receipts ("ADRs"). ADRs are dollar-denominated depository receipts that, typically, are issued by a United States bank or trust company. They represent the deposit with that bank or trust company of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. Although ADRs provide a convenient means to invest in non-U.S. securities, these investments involve risks generally similar to investment directly in foreign securities. ADRs may, or may not, be sponsored by the issuer. There are certain risks and costs associated with investments in unsponsored ADR programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker-dealers), the underlying agreement for payment and service is between the dspository and the shareholders. Expenses related to the issuance, cancellation and transfer of the ADRs, as well as costs of custody and dividend payment services may be passed in whole or in part through to shareholders. The availability of regular reports regarding the issuer is also less certain. EDRs are similar to ADRs except that they are issued and traded in Europe.

      Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. When effected, currency conversion involves costs in the form of a "spread" between the foreign exchange dealer's buying and selling prices.

Forward Foreign Currency Exchange Transactions

      The Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward foreign currency exchange contract ("forward contract") is an agreement to purchase or sell a specific amount of a particular foreign currency at a specified price on a specified future date. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

      The Fund will enter into a forward contract only for hedging purposes, with respect to specific anticipated portfolio transactions (including receivables and payables) or with respect to portfolio positions denominated in a particular currency. By entering into such a contract, the Fund hopes to protect against, or benefit from, an anticipated change in relevant currency exchange rates. For example, when the Fund anticipates purchasing or selling a security, or receiving a dividend payment, it may enter into a forward contract to set the rate at which the relevant currencies will be exchanged at the time of the transaction. Or, if the Fund anticipates a decline in the value of a currency in which some of its assets are denominated, it may attempt to "lock in" the current more favorable rate by entering into a contract to sell an amount of that currency which approximates the current value of those securities. Each such contract involves some cost to the Fund and requires that the Fund maintain with its custodian a segregated account of liquid assets sufficient to satisfy its obligations under the contract. In the event that the currencies do not move in the direction, or to the extent, or within the time frame, anticipated, the Fund may lose some or all of the protection or benefit hoped for.

PERFORMANCE INFORMATION

      The Fund may from time to time include figures indicating the Fund's total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter calculated pursuant to the following formula:

                   P (1 + T)n= ERV

 where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
     ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.


     For the 1, 5 and 10 year periods ended October 31, 2001 the Fund's average annual total return was -25.73%, 7.95% and 8.70%, respectively. For 1, 5 and 10 year periods ended October 31, 2001 the Fund's average annual total return after taxes on distributions was -27.25%, 4.32% and 5.63%, respectively. For the 1,5, and 10 year periods ended October 31, 2001 the Fund's average annual total return after taxes on distributions and redemption was -13.66%, 5.47% and 6.08% respectively.

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Price Index
("S&P 500 Index"), the Dow Jones Industrial Average ("DJIA"), or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

      Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance.

DIRECTORS AND EXECUTIVE OFFICERS

      The directors provide overall supervision of the affairs of the Fund. The Fund's directors and executive officers, and their principal occupations for the last five years, are listed below. All persons named as directors also serve in similar capacities for other mutual funds sponsored by the Adviser as indicated below.



     *EDWARD L. JAROSKI (55), Chairman of the Board, Executive Vice President and Director, 5847 San Felipe, Suite 4100, Houston, Texas 77057. President (since 1992) and Director (since 1987) of the Capstone Asset Management Company; President and Director of Capstone Asset Planning Company and
     Capstone Financial Services, Inc. (since 1987); Director/Trustee and Officer of other Capstone Funds.

     JAMES F. LEARY (71), Director. 2006 Peakwood Dr., Garland, Texas 75044. Managing Director of Benefit Capital South West, Inc., 14800 Quorum Drive, Suite 200, Dallas, Texas 75240, Financial Consulting; Search Financial Services (1995-1998). Director/Trustee of: other Capstone Funds; Associated Materials, Inc. (siding and industrial cable manufacturer); MESBIC Ventures, Inc. (minority enterprise small business investment company);
     Prospect Street High Income Fund and Prospect Street Income Shares(closed-end mutual fund).

     JOHN R. PARKER (55), Director. 541 Shaw Hill, Stowe, Vermont 05672. Consultant and private investor ; formerly Director of Nova Natural Resources (oil, gas, minerals); Director of other Capstone Funds; formerly Senior Vice President of McRae Capital Management, Inc. (1991-1995);

     BERNARD J. VAUGHAN (73), Director. 200 N. Wynnewood Avenue Apt. #A-112, Wynnewood, Pennsylvania 19096. Director of other Capstone Funds; formerly Vice President of Fidelity Bank and First Fidelity Bank (1979-1993).

     **LEONARD B. MELLEY JR. (42), Director. 230 Becky Branch Road, Southern Pines, North Carolina 28387. Chief Executive Officer/President of Freedom Stores, Inc; and Director of other Capstone Funds.

     DAN E. WATSON (53), Executive Vice President. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Chairman of the Board (since 1992) and Director of Capstone Asset Management Company (since 1987); Chairman of the Board and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. (since 1987); Officer of other Capstone Funds.

     LINDA G. GIUFFRE (40), Secretary/Treasurer. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Vice President, Compliance of Capstone Financial Services, Capstone Asset Management Company and Capstone Asset Planning Company (since November 1999), Vice President and Treasurer (1996-1999) of Capstone Financial Services, Inc.; Secretary/Treasurer (1998-1999) of Capstone Asset Planning Company; Vice President (1996-1998) of Capstone Asset Management Company and Capstone Asset Planning Company; Treasurer (1990-1996) and Secretary (1994-1996) of Capstone Financial Services, Inc. and Capstone Asset Management Company; Treasurer (1990-1996) and Secretary (1995-1996) of Capstone Asset Planning Company; officer of other Capstone Funds.


      --------------

     * Director who is an interested person as defined in the Investment Company Act of 1940.

     **   Brother-In-Law of Chairman of the Board.



     The Fund has four committees which report to the Board of Directors. Two of these committees, the Audit Committee and the Nominating/Corporate Governance Committee, are comprised exclusively of independent directors. The Valuation and Investment Review Committee, and the Compliance Committee is comprised exclusively of members of the Board of Directors. Following is a description of each of the committees:

     Audit Committee - The purpose of this committee is to oversee the accounting and financial reporting policies and practices and internal controls of the Funds, and, as appropriate, the internal controls of certain service providers to the Fund; to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and to act as a liaison between the Fund's independent auditors and the full Boards. The Committee is composed entirely of independent members of the Board of Directors of the Fund. Current Committee members are: Bernard J. Vaughan, Chairman; John R. Parker, James F. Leary and Leonard B. Melley. The Committee met four times during the fiscal year ended October 31, 2001.

     Compliance Committee - The purpose of this committee is to oversee managements implementation of internal controls and procedures relating to investment management and trading, sales and service, administration and pricing and regulatory procedures. Current Committee members are: James F. Leary, Chairman; Edward L. Jaroski, John R. Parker, Bernard J. Vaughan and Leonard P. Melley. The Committee met four times during the fiscal year ended October 31, 2001.

     Nominating/Corporate Governance - The purpose of this committee is to nominate independent directors to the Boards of Directors and members for other Board Committees, and to evaluate and enhance the effectiveness of the Boards in their role in governing the Fund and overseeing the management of the Funds. The Committee shall is composed entirely of independent members of the Boards of Directors of the Fund. Current Committee members are: Bernard J. Vaughan, Chairman; John R. Parker, James F. Leary and Leonard B. Melley. The Committee met four times during the fiscal year ended October 31, 2001. The nominating committee will not consider nominees recommended by shareholders.

     Valuation and Investment Review - The purpose of this committee is to oversee managements implementation of internal controls and procedures relating to the valuations placed on the securities of the Fund, to review and confirm the implementation of changes intended to improve performance, and to evaluate fund performance. Current Committee members are: Bernard J. Vaughan, Chairman; Edward L. Jaroski,John R. Parker, James F. Leary and Leonard B. Melley. The Committee met four times during the fiscal year ended October 31, 2001.




            1                   2                3                  4                    5                 6
                                                                                   Number of
                                              Term of           Principal        Portfolios in        Other
          Name,            Positions(s)      Office and       Occupations(s)      Fund Complex     Directorships
         Address,           Held with        Length of         During Past        Overseen by        Held by
         and Age              Fund          Time Served          5 Years             Director      Director
     ------------        ---------------  ---------------    -------------       -----------------  --------------
Independent Directors:
     John R. Parker           None          N/A              Self-employed           12            None
                                                             Investor Consultant

     Bernard J. Vaughan       None          N/A              Retired                 12            None

     James F. Leary           None          N/A              Managing Director -     12            Director-Prospect St.
                                                             Benefit Capital                       High Income Fund and Prospect
                                                             SouthWest, Inc                        Income Shares
                                                                                                   Director-Mesbic Ventures, Inc.
                                                                                                   Director-Associated Materials,Inc

     Leonard B. Melley, Jr    None          N/A             CEO/President            12            None
                                                            of Freedom Stores, Inc.





                                                                                   Number of
                                              Term of           Principal        Portfolios in          Other
          Name,            Positions(s)      Office and       Occupations(s)      Fund Complex       Directorships
         Address,           Held with        Length of         During Past        Overseen by          Held by
         and Age              Fund          Time Served          5 Years             Director          Director
     ------------        ---------------  ---------------    -------------       -----------------  --------------
  Interested Director:
     Edward L. Jaroski        Executive     ?????            President               12              None
                              Vice President                 Capstone Financial Serivces






     Name of Director           Dollar Range of Equity Securities               Agggregate Dollar Range of Equity
                                         in the Funds                              Securities in all Registered
                                                                                   Investment Companies Overseen
                                                                           by Director in Family of Investment Companies
   -------------------         ---------------------------------           -----------------------------------------

   Edward L. Jaroski            Capstone Growth Fund over $100,000         over $100,000

   Bernard J. Vaughan           Capstone Growth Fund $50,0001 - $100,000   $50,000 - $100,000

   James F. Leary               Capstone Growth Fund $1 - $10,000          $1 - $10,000

   Leonard B. Melley, Jr.       None                                       None

   John R. Parker               None                                       $1 - 10,000



     The directors and officers of the Fund as a group own less than one percent of the outstanding shares of the Fund. Each independent Director serves as a director or trustee on the Board of four other registered investment companies comprising the Capstone Complex of Mutual Funds. The independent Directors/ Trustees are entitled to $2,000 per meeting attended and are paid an annual retainer of $7,000. In addition, each independent Director/Trustee is paid $500 per committee for serving on four (4) committees. The Lead Director is paid an additional $2,000 for serving the complex. All fees received by the Directors/ Trustees are allocated among the funds based on net assets. The Directors/ Trustees and officers of the Capstone Funds are also reimbursed for expenses incurred in attending meetings of the Boards of Directors/Trustees. For the fiscal year ended October 31, 2001, the Fund paid or accrued for the account of its officers and trustees, as a group for services and expenses in all capacities, a total of $14,680.

     The following table represents the compensation received by the independent Directors/Trustees during fiscal 2001 from the Capstone Funds complex.

                               Compensation Table


                                     Aggregate              Pension or         Estimated Annual       Total Compensation From
                                   Compensation         Retirement Benefits      Benefits Upon       Registrant and Fund Complex
Name of Person, Position         From Registrant(1)   Accrued As Part of Fund     Retirement             Paid to Trustees
------------------------         ------------------   -----------------------  ----------------

James F. Leary, Trustee             $2,769                    $0                     $0                  $18,000 (2)(3)

John R. Parker, Trustee             $2,769                    $0                     $0                  $18,000 (2)(3)

Bernard J. Vaughan, Trustee         $3,024                    $0                     $0                  $20,000 (2)(3)

---------------

(1) Company does not pay deferred compensation.

(2) Director of Capstone Social Ethics and Religious Values Fund Inc., Capstone Christian Values Fund, Inc. and Capstone Employee Stock Ownership Fund

(3) Fund Complex includes 12 funds.




INVESTMENT ADVISER

     Pursuant to the terms of an investment advisory agreement dated May 11, 1992 (the "Advisory Agreement"), the Fund employs Capstone Asset Management Company (the "Adviser") to furnish investment advisory and administrative services. The Adviser is a wholly-owned subsidiary of Capstone Financial Services, Inc.

     For its services, the Adviser receives an annual fee at the rate of .75 of 1% per annum on the first $50 million of the Fund's net assets, .60 of 1% per annum on the next $150 million of the Fund's net assets, .50 of 1% per annum on the next $300 million of the Fund's net assets and .40 of 1% per annum on all of the Fund's net assets in excess of $500 million. The fee is payable monthly at a rate of 1/16th of 1% of the first $50 million of the Fund's net assets, 1/20th of 1% of the next $150 million of the Fund's net assets, 1/24th of 1% of the next $300 million of the Fund's net assets and 1/30th of 1% of all of the Fund's net assets in excess of $500 million, respectively. The Fund's net assets are determined at the close of the last business day of each month. The fee paid to the Adviser may be somewhat higher than that paid by other investment companies. For the fiscal years ended October 31, 2001, 2000, 1999, the Fund paid investment advisory fees in the amounts of $497,352, $599,719 and $568,101, respectively. As a percentage of the average net assets of the Fund, the investment advisory fee was 0.71%, 0.69% and 0.69%, respectively, for each of those years.

     InCap Service Company performs accounting, bookkeeping and pricing services for the Fund. For these services, InCap Service Company receives a monthly fee from the Fund.

     The Advisory Agreement contains an expense limitation provision pursuant to which the Adviser will contribute money to the Fund up to an amount equal to its advisory fees or waive all or a portion of its advisory fees to insure that the aggregate annual expenses of the Fund, including the advisory fee, but excluding certain expenses such as brokerage commissions, litigation costs and certain distribution plan expenses, do not exceed the expense limitations of any state having jurisdiction over the Fund. In such event, the annual advisory fees of the Adviser will be reduced pro rata (but not below zero) to the extent necessary to comply with such expense limitations. Due to recent Federal and state regulations, such state expense limitations are no longer applicable to the Fund.

     Pursuant to the Advisory Agreement, the Adviser pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes), except expenses of travel to attend meetings of the Fund's Board of Directors or committees or advisers to the Board. The Adviser also agrees to make available, without expense to the Fund, the services of its directors, officers and employees who serve as officers of the Fund. The Fund pays all of its expenses not borne by the Adviser pursuant to the Advisory Agreement including such expenses as (i) the advisory fee, (ii) fees under the Service and Distribution Plan (see "Distributor"), (iii) fees for legal, auditing, transfer agent, dividend disbursing, and custodian services, (iv) the expenses of issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute allocable to the Fund, (vii) the cost of reports and notices to stockholders, and (viii) fees to directors and salaries of any officers or employees who are not affiliated with the Adviser, if any.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement was most recently approved by unanimous votes of the Board of Directors, and of the directors who are not interested persons, at a meeting held February 25, 2002. The directors reviewed with counsel a report prepared by the Adviser concerning its advisory and administrative services to the Fund, and materials concerning the Fund's performance and expenses, including advisory fee rates, for the Fund and comparable funds. The directors also considered information presented at the meeting concerning the Advisers soft dollar arrangements, its updated execution system and its oversight of the Fund's other service providers. The directors considered various sources of compensation to the Adviser and its affiliates, including the receipt of distribution fees by the Funds distributor. In determining that the Advisory Agreement should be continued, the directors noted their continuing satisfaction with the Fund's performance and the Adviser's services to the Fund, as well as the reasonableness and fairness of the advisory fees and of overall Fund expenses.


     The Advisory Agreement will remain in effect from year to year provided its renewal is specifically approved at least annually (a) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (a) at any time without penalty by the Fund upon the vote of a majority of the directors or by vote of the majority of the Fund's outstanding voting securities, upon 60 days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon 60 days' written notice to the Fund. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following individuals are affiliated persons of both the Fund and the Adviser as defined in the 1940 Act: Dan E. Watson, Edward L. Jaroski and Linda
G. Giuffre. (For further information, reference is made to the caption herein "Directors and Officers").

DISTRIBUTOR

     Capstone Asset Planning Company (the "Distributor"), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Fund's shares pursuant to a written agreement with the Fund dated May 11, 1992 (the "Distribution Agreement"). The Distributor has the exclusive right (except for distributions of shares directly by the Fund) to distribute shares of the Fund in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Except to the extent otherwise permitted by the Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. Effective August 21, 1995, the front end sales load applicable to sales of the Fund's shares was eliminated.

     The Distribution Agreement is renewable from year to year if approved (a) by the Fund's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice. The Distributor receives no underwriting discounts or commissions, redemption or repurchase fees or brokerage commissions from the Fund. It does receive payments, as described below, under the Fund's Service and Distribution Plan.

     On March 1, 1992, the Fund adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to reimburse the Distributor for certain expenses in connection with the distribution of its shares and provision of certain services to stockholders. See "Fee Table" in the Prospectus. As required by Rule 12b-1, the Fund's Plan and related agreements were approved by a vote of the Fund's Board of Directors, and by a vote of the directors who are not "interested persons" of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Directors"), and by the Fund's stockholders at the Annual Meeting of Stockholders held February 18, 1992.

     As required by Rule 12b-1, the directors will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The amounts paid to the Distributor and reallowed by the Distributor to other Service Organizations during the past three fiscal years were as follows:


     Fiscal Year   Total 12b-1    Amount Retained     Amount Paid to Other
        Ended       Fees Paid         by CAPCO        Service Organizations
     -----------   -----------    ---------------     ---------------------
       10/01        $175,980         $169,350               $ 6,630
       10/00        $218,583         $213,118               $ 5,465
       10/99        $205,458         $200,527               $ 4,931

Amounts retained by CAPCO were used to reimburse the following expenses incurred:

Salaries/Benefits/Taxes                 $125,373
Rent                                      19,859
Telephone                                  7,041
Systems Equipment                         10,218
Postage                                    2,994
Promotional Expenses                       3,865
Miscellaneous

The distributor incurred expenses in excess of the amounts stated above.

     The Plan and related agreements may be terminated at any time by a vote of the Plan Directors or by vote of a majority of the Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of disinterested directors for the Fund is committed to the discretion of the directors who are not "interested persons" as defined under the 1940 Act.

     Any change in the Plan that would materially increase the distribution expenses of the Fund requires stockholder approval, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

     The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the directors, including a majority of the Plan Directors. Continuance of the Plan was last approved by a majority of directors and Plan Directors on May 3, 1999. In compliance with the Rule, the directors, in connection with both the adoption and continuance of the Plan, requested and evaluated information they thought necessary to make an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its stockholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. The Adviser seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser. In addition, the Adviser may cause the Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction. Such higher commission may be paid if the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to the Fund and the Adviser's other clients. Such research services must provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

      The Adviser places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately.

      The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

The Fund paid the following listed commissions during the period indicated:

Year Ended                 Year Ended                   Year Ended
10/31/1999                  10/31/00                     10/31/01
----------                 ----------                   -----------
$123,425(1)                 $ 93,382(2)                 $ 79,624(3)

----------------

(1) Of this amount approximately 100% was paid to brokers who furnished research services.

(2) Of this amount approximately 99% was paid to brokers who furnished research services.

(3) Of this amount approximately 99% was paid to brokers who furnished research services.

     No commissions were paid to affiliated brokers.


PERSONAL TRADING POLICIES

      The Funds, the Adviser and Administrator, and the Distributor have adopted Codes of Ethics under Rule 17j-1 under the Investment Company Act of 1940. Consistent with requirements of that Rule, the Codes permit persons subject to the codes to invest in securities, including securities that may be purchased by a Fund. The codes and the Rule require these transactions to be monitored.

DETERMINATION OF NET ASSET VALUE

      The net asset value per share is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern Time, except that the net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      The net asset value of Fund shares is computed by dividing the value of all securities plus other assets, less liabilities, by the number of shares outstanding, and adjusting to the nearest cent per share. Such computation is made by (i) valuing securities listed on an exchange or quoted on the NASDAQ national market system at the last reported sale price, or if there has been no sale that day at the mean between the last reported bid and asked prices, (ii) valuing other securities at the mean between the last reported bid and asked prices and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board of Directors of the Fund.

      However, debt securities (other than short-term obligations) including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost.

      If market value quotations are not readily available for an investment, the investment will be valued at fair value as determined in good faith by the Board of Directors. For investments in securities traded on foreign exchanges that close prior to the time at which a Fund's net asset value is determined, the calculation of the net asset value does not take place contemporaneously with the determination of the prices of those securities. If an event were to occur after the value of a Fund investment was so established but before the Fund's net asset value per share is determined that is likely materially to change the Fund's net asset value, the Fund instrument would be valued using fair value considerations established by the Board of Directors.

      During the period a financial futures contact is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made daily as unrealized gain or loss is incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

HOW TO BUY AND REDEEM SHARES

      Shares of the Fund are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to the Fund's net asset value.

     Shares will be credited to a stockholder's account at the net asset value next computed after an order is received by the Distributor. Initial purchases must be at least $200; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of shares. No stock certificates representing shares purchased will be issued. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so. See "Buying and Selling Fund Shares" in the Prospectus.

     Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Capstone Growth Fund, c/o InCap Services Group, 555 north Lane, Suite 6160, Conshohocken, Pennsylvania 19428. In addition, certain expedited redemption methods are available. See "Buying and Selling Fund Shares" in the Prospectus.


DIVIDENDS AND DISTRIBUTIONS

      The Fund's policy is to distribute to stockholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses) in annual dividends. The Fund intends similarly to distribute to stockholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). All dividends and capital gain distributions are reinvested in shares of the Fund at net asset value without sales commission, except that any stockholder may otherwise instruct the Transfer Agent in writing and receive cash. Stockholders are informed as to the sources of distributions at the time of payment. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

TAXES

      The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency. To qualify as a regulated investment company, the Fund must, with respect to each taxable year, distribute to stockholders at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, certain foreign currency gains and the excess of net short-term capital gains over net long-term capital losses) and meet certain diversification of assets, source of income, and other requirements of the Code.

      As a regulated investment company, the Fund generally is not subject to Federal income tax on its investment company taxable income and net capital gain (net long-term capital gains in excess of net short-term capital losses), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (reduced by certain ordinary losses, as prescribed by the Code), and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

      If the Fund retains its net capital gains, although it has no plans to do so, the Fund may elect to treat such amounts as having been distributed to its stockholders. As a result, the stockholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gain as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Fund shares.

Distributions

     Dividends paid out of the Fund's investment company taxable income, whether received in cash or reinvested in Fund shares, will be taxable to a stockholder as ordinary income. The excess of net long-term capital gains over the short-term capital losses realized, properly designated and distributed by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gain rates regardless of how long a stockholder has held Fund shares.

      Dividends received by corporate stockholders may qualify for the dividends received deduction to the extent the Fund designates its dividends as derived from dividends from domestic corporations. The amount designated by the Fund as so qualifying cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. Since the Fund's income may not consist exclusively of dividends eligible for the corporate dividends received deduction, its distributions of investment company taxable income likewise may not be eligible, in whole or in part, for that deduction. The alternative minimum tax applicable to corporations may reduce the benefits of the dividends received deduction. The dividends received deduction may be further reduced if the shares of the Fund are debt-financed or are deemed to have been held less than 46 days.

      All distributions are taxable to the stockholder whether reinvested in additional shares or received in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Stockholders will be notified annually as to the Federal tax status of distributions paid to them by the Fund.

      Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Hedging and Other Transactions

     Certain options and futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year (and at other times prescribed pursuant to the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

      Generally, the hedging transactions undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to stockholders.

      The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

      Because the tax consequences of straddle transactions to the Fund are not entirely clear, it may ultimately be determined that the Fund's tax accounting procedures failed to conform to the straddle rules. Consequently, the Fund may have inadvertently failed to satisfy one or more of the requirements for qualification as a regulated investment company. If the Fund has failed to satisfy the requirement that it distribute at least 90% of its net investment company taxable income, the Fund may be able to preserve its regulated investment company status by making a "deficiency dividend" distribution. In addition, the Fund would have to pay interest and a penalty on the amount of the deficiency dividend distribution. If the Fund fails to satisfy one of the other requirements for qualification as a regulated investment company, the Fund would be taxed as an ordinary corporation, and its distributions, including net capital gain distributions, would be taxable to stockholders as ordinary dividends. Moreover, upon any requalification as a regulated investment company, the Fund might be subject to a corporate-level tax on certain gains.

Disposition of Shares

     Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a stockholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands. Such gain or loss will generally be long-term or short-term depending upon the stockholder's holding period for the shares. However, a loss realized by a stockholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the stockholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Exchanges of Fund shares for shares of other funds generally would be treated as taxable sales of the shares exchanged by the stockholder.

      Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Backup  Withholding

     The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions from the Fund and of gross proceeds from the redemption of shares payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. Federal income tax liability.

Other Taxes

     Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Foreign stockholders may be subject to U.S. tax rules that differ significantly from those described above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of February 11, 2002, PLIFunds Investment Plans, 5847 San Felipe, Suite 4100, Houston, Texas 77057 owned of record and beneficially 11.65% of the outstanding shares of common stock of the Fund.


FINANCIAL INFORMATION


     The Report of Independent Certified Public Accountants and financial statements of the Fund included in its Annual Report to shareholders for the fiscal year ended October 31, 2001 are incorporated herein by reference to such Annual Report. Copies of the Fund's Annual and Semi-Annual Reports may be obtained without charge by calling 1-800-262-6631.


OTHER INFORMATION

      Custody of Assets. All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by The Fifth Third Bank (the "Custodian"), 38 Fountain Square, Cincinnati, Ohio 45263.

      Stockholder Reports. Semi-annual statements are furnished to stockholders, and annually such statements are audited by the independent accountants.

     Independent Accountants. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, 1500 JFK Boulevard, Suite 820, Philadelphia, Pennsylvania 19102-1732, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.

     Legal Counsel. Dechert, 1775 Eye Street, N.W., Washington, DC 20006, is legal counsel to the Fund.


     Accounting Agent, Transfer Agent and Shareholder Servicing Agent. The Fund's accounting, transfer and shareholder servicing agent is InCap Service Company, 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428.

                              CAPSTONE GROWTH FUND
                    (a Series of Capstone Series Fund, Inc.)
                                OTHER INFORMATION
                 (PART C TO REGISTRATION STATEMENT NO. 2-83397)


Item 23. Exhibits



(a)(1)  Form of Articles of  Incorporation  of Capstone  U.S. Trend Fund,  Inc.;
        Exhibit 1(h) to Post-Effective Amendment No.12 to Registration Statement No. 2-83397 and incorporated herein by reference.

(a)(2) Copy of Agreement and Articles of Transfer between Capstone U.S. Trend Fund, Inc. and U.S. Trend Fund, Inc. dated May 11, 1992; Exhibit 1(g) to Post-Effective Amendment No. 13 to Registration Statement No. 2-83397 and incorporated herein by reference.

(a)(3) Copy of Articles of Amendment to Articles of Incorporation of Capstone Growth Fund, Inc.; Exhibit 1(i) to Post-Effective Amendment No. 16 to Registration Statement No. 2-83397 and incorporated herein by reference.

(a)(4) Copy of Articles of Incorporation, filed with Post Effective Amendment No:29 on December 28,2001 and incorporated herein by reference.

(a)(5)  Copy of Articles of Amendment,filed with Post Effective Amendment
        No: 29 on December 28, 2001 and incorporated herein by reference.

(a)(6)  Copy of Articles of Supplementary,dated January 22, 2002, filed herewith

(a)(7)  Copy of Articles of Amendment, dated January 22, 2002, filed herewith

(b)(1)  Form of By-Laws of Capstone  U.S.  Trend Fund, Inc.; filed with
        Post Effective Amendment No: 29 on December 28, 2001 and incorporated herein by reference.

(c)     None.

(d) Copy of Investment Advisory Agreement between Capstone U.S. Trend Fund, Inc.and Capstone Asset Management Company dated May 11,1992; filed with Post-Effective Amendment No.13 and incorporated herein by reference

(e)(1) Copy of General Distribution Agreement between Capstone U.S.Trend Fund, Inc.and Capstone Asset Planning Company, filed with Post Effective Amendment No:29 on December 28,2001 and incorporated herein by reference

(e)(2) Copy of Selling Group Agreement;filed with Post Effective Amendment No. 29 on December 28, 2001 and incorporated herein by reference.

(f)     None.

(g) Copy of Custody Agreement between Capstone Growth Fund and Fifth/Third Bank dated December 13,1994; filed with Post Effective Amendment No. 29 on December 28, 2001 and incoproated herein by reference.

(h)     None.

(i)     Opinion of Dechert Price & Rhoads, filed herewith.

(j)(1)  Powers of Attorney of Messrs. James F. Leary, John R. Parker and Bernard
        J. Vaughan filed as Exhibit to Post-Effective Amendment No. 21 and incoproated herein by reference.

(j)(2)  Power of Attorney of Messrs.  Leonard B. Melley, filed herewith

(j)(3) Consent of Briggs, Bunting & Dougherty, LLP,Independent Certified Public Accountants, filed herewith.

(k)     None.

(l)     None.

(m)(1) Copy of Service and Distribution Plan;filed filed herewith

(n)     N/A.

(p) Code of Ethics, filed with Post Effective Amendment No. 29 on December 28, 2001 and incorporated herein by reference.




Item 24. Persons Controlled or under Common Control with Registrant

         Registrant does not control and is not under common control with any person.

Item 25. Indemnification

         The Articles of Incorporation include the following:

                                   ARTICLE VII

     "Article 7.4 Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment."

The By-Laws of the Registrant include the following:

                                   ARTICLE VI
                                 INDEMNIFICATION

     "The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law."

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment advisor or principal underwriter to the Registrant, any such provisions protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Section 17(h) and (i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued thereunder.

Item 26. Business and other Connections of Investment Adviser


     The investment adviser of the Registrant is also the investment adviser of Capstone Social Ethics and Religious Values Fund and Capstone Christian Values Fund, Inc. Such adviser also manages private accounts and is an adviser for a portion of the Tenneco Inc. Pension Plan. For further information, see "Directors and Officers" in Part B. hereof.


Item 27. Principal Underwriters


     (a) The principal underwriter of the Registrant, Capstone Asset Planning Company, also acts as principal underwriter for Capstone Social Ethics and Religious Values Fund and Capstone Christian Values Fund, Inc.


     (b)

Name and Principal       Positions and Offices        Positions and Offices
Business Address           with Underwriter               with Registrant

Dan E. Watson            Chairman of the Board and     Executive Vice President
                         Director

Edward L. Jaroski        President and Director       Executive Vice President
                                                       and Chairman of the Board

Linda G. Giuffre         Vice President, Compliance   Secretary/Treasurer

Leticia N. Jaroski       Secretary                        --


Item 28. Location of Accounts and Records



     Capstone Asset Management Company, the investment adviser to the Registrant, 5847 San Felipe, Suite 4100, Houston, Texas 77057, The Fifth Third Bank, the custodian of the Registrant, 38 Fountain Square, Cincinnati, Ohio 45263, and InCap Service Company, the accounting agent, transfer agent and shareholder servicing agent of the Registrant, 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated thereunder.



Item 29.  Management Services

          Not applicable

Item 30.  Undertakings

          Not applicable

------------
* 5847 San Felipe, Suite 4100, Houston, Texas 77057

                                   SIGNATURES



      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas on the 28th day of February, 2002.




                             CAPSTONE GROWTH FUND


                             Registrant


                            By: /s/EDWARD L. JAROSKI
                                ------------------------------------------
                               Edward L. Jaroski, Executive Vice President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          Signatures                              Title                 Date


/s/EDWARD L. JAROSKI                Executive Vice President   February 28, 2002
-----------------------------       & Director (Principal
Edward L. Jaroski                   Executive Officer)

/s/LINDA G. GIUFFRE                 Secretary/Treasurer        February 28, 2002
-----------------------------       Principal Financial &
Linda G. Giuffre                    Accounting Officer)

JAMES F. LEARY*                     Director                   February 28, 2002
-----------------------------
James F. Leary


JOHN R. PARKER*                     Director                   February 28, 2002
-----------------------------
John R. Parker


BERNARD J. VAUGHAN*                 Director                   February 28, 2002
-----------------------------
Bernard J. Vaughan

LEONARD B. MELLEY*                  Director                   February 28, 2002
-----------------------------
Leonard B. Melley



* By:  /s/EDWARD L. JAROSKI
       ---------------------
      Edward L. Jaroski, Attorney-In-Fact